UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

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OmniComm Systems, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-25203	11-3349762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd., Suite 3500	33309
Ft. Lauderdale, FL	(Zip Code)
(Address of principal executive offices)

(954) 473-1254
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCM	OTCQX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 15, 2019, OmniComm Systems, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anju Software, Inc., a Delaware Corporation (“Parent”), and Thisbe Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the terms and conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent (the “Surviving Corporation”).

As more fully described in the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) each issued and outstanding share of Series D Preferred Stock of the Company, par value $0.001 per share (the “Series D Preferred Stock”), will be cancelled and automatically converted into the right to receive cash in an amount equal to $0.001, without interest thereon, in accordance with the Certificate of Designation, Preferences and Rights of the Series D Preferred Stock; (ii) each issued and outstanding share of common stock of the Company, par value $0.001 per share (the “Common Stock”) (other than (A) shares owned or held in treasury by the Company, (B) shares owned by Parent or Merger Sub, or (C) shares held by stockholders who properly exercise and perfect their dissenters’ rights prescribed in Section 262 of the Delaware General Corporation Law for such shares) will be cancelled and automatically converted into the right to receive $0.41032 in cash, without interest thereon (the “Common Per Share Price”); and (iii) each issued and outstanding share of common stock of Merger Sub will be converted into one validly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation.

Each option to purchase shares of Common Stock outstanding immediately prior to the Merger, regardless of whether then vested and exercisable, will be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock subject to such option (when vested), multiplied by (B) the excess, if any, of the Common Per Share Price over the applicable per share exercise price under such option. Any options that are not “in the money” (i.e., options that have exercise prices per share that are greater than the Common Per Share Price) shall be cancelled immediately upon the Effective Time without payment or consideration.

Each share of restricted stock outstanding immediately prior to the Merger, regardless of whether then vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock converted from such shares of restricted stock, multiplied by (B) the Common Per Share Price.

Other outstanding securities of the Company, including warrants, convertible notes, and convertible debentures, will undergo applicable conversion or cancellation procedures, and holders shall receive consideration for such securities as outlined more fully in the Merger Agreement, as applicable.

The Company has made customary representations, warranties, and covenants in the Merger Agreement, including covenants not to, during the pendency of the Merger, solicit alternative transactions. Each of Parent and Merger Sub also has made customary representations, warranties, and covenants in the Merger Agreement. Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions; provided, that, the Merger is not subject to any financing condition.

The Merger Agreement contains certain customary termination rights for the Company and Parent, including a right to terminate the Merger Agreement if the Merger is not completed by October 31, 2019, unless otherwise extended pursuant to the terms of the Merger Agreement. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances (such as the Board of Director’s acceptance of a superior proposal), the Company will be obligated to pay Parent a termination fee of $3.5 million and/or enforcement costs of up to $500,000.00; likewise, under certain specified circumstances, Parent will be obligated to pay the Company a termination fee of $4.5 million and/or enforcement costs of up to $500,000.00.

The Company’s Board of Directors unanimously approved and adopted the Merger Agreement and the Merger, and the Company’s Board of Directors determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable and fair to and in the best interests of the Company and the stockholders of the Company and recommended that the stockholders of the Company adopt and approve the Merger Agreement and the Merger.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 16, 2019, stockholders of the Company representing at least a majority of the outstanding voting power of the Company’s capital stock (voting together as one class) provided their written consent approving and adopting the Merger Agreement, the Merger, and the other transactions contemplated thereby, which was delivered to Parent. Accordingly, the Merger Agreement and the Merger have been approved by the Company’s stockholders and consummation of the Merger is not subject to the receipt of any additional approvals from the Company’s stockholders. The Company will not solicit proxies or consents from its stockholders but will file an Information Statement on Schedule 14C containing additional information about the Merger Agreement and the Merger.

Item 7.01	Regulation FD Disclosure

On July 16, 2019, the Company issued a press release announcing its entry into the Merger Agreement.  A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 15 2019, by and among OmniComm Systems, Inc., Anju Software, Inc. and Thisbe Merger Sub, Inc.*
99.1	Press Release, dated July 16, 2019

* Schedules, exhibits, and similar supporting attachments or agreements to the Agreement and Plan of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K.  OmniComm Systems, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company and Parent. These statements include, but are not limited to, statements regarding the expected completion and timing of the Merger, expected benefits and costs of the Merger, and management plans relating to the Merger, and statements that address each company’s expected future business and financial performance and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases, or expressions. These forward-looking statements are based on current expectations and beliefs of the management of the Company and Parent (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends, and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties, and assumptions include: the risk that the Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the Common Stock; the failure to satisfy any of the conditions to the consummation of the Merger; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally; risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the Merger; unexpected costs, charges, or expenses resulting from the Merger; and other risks described in the Company’s filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Other particular uncertainties that could materially affect future results include risks associated with: any loss of the Company’s significant customers and fluctuations in the timing and volume of significant customer demand; fluctuations in currency markets; dependence on senior management; quarterly and annual fluctuations in operating results; global economic and political conditions and concerns; cyclicality in target markets; the Company’s ability to protect its intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer disputes and indemnification claims; the Company’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the Company’s products; and other events and trends on a national, regional, and global scale, including those of a political, economic, business, competitive, and regulatory nature.

Forward-looking statements speak only as of the date of this communication. The Company does not undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. Investors are urged to carefully read the information statement regarding the proposed Merger and any other relevant documents in their entirety when they become available because they will contain important information about the proposed Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail to OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309, or by telephone to 954-473-1254.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas E. Vickers

Date: July 16, 2019	Name: Thomas E. Vickers

Title: Chief Accounting and Financial Officer